THIRD AMENDED AND RESTATED RECEIVABLES LOAN NOTE

$40,000,000	Middletown, Connecticut
Effective as of June 30, 2020

FOR VALUE RECEIVED, the undersigned, BLUEGREEN VACATIONS CORPORATION, a Florida corporation formerly known as Bluegreen Corporation (the “Borrower”),  promises to pay to the order of LIBERTY BANK, a Connecticut nonstock mutual savings bank (“Lender”) the principal sum of FORTY MILLION DOLLARS ($40,000,000) or such greater or lesser amount as may be advanced by Lender as the Receivables Loan under the Receivables Loan Agreement (as defined below), together with interest on the unpaid principal balance hereof, before and after maturity, by acceleration or otherwise, at the rate hereinafter provided, and with the principal and interest payments required below, together with all costs of collecting this Note, including reasonable attorney’s fees.

1. Receivables Loan Agreement.  This Note has been executed and delivered pursuant to the provisions of a Second Amended and Restated Receivables Loan Agreement among Borrower, Liberty Bank, as administrative and collateral agent, Lender, and the financial institutions which are Lenders and named therein, dated as March 12, 2018, as amended by that certain First Amendment to Second Amended and Restated Receivables Loan Agreement, dated as of the date hereof (as amended and as it may from time to time be amended, modified or supplemented, the “Receivables Loan Agreement”).  This Note evidences the obligation of the Borrower to repay, with interest thereon, Advances under the Receivables Loan made by Lender to the Borrower pursuant to the Receivables Loan Agreement.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Receivables Loan Agreement.  This Note also evidences Borrower’s obligation to repay with interest all additional moneys advanced or expended from time to time by Lender to or for the account of Borrower or otherwise added to the principal balance of this Note whether or not the principal amount shall thereby exceed the principal amount stated above, all as provided in and subject to the Receivables Loan Agreement.

2. Payment.

2.1 Principal and Interest.  Borrower shall make payments on the principal balance of this Note and accrued interest on the principal balance of this Note in accordance with the applicable provisions of the Receivables Loan Agreement.

2.2 Final Payment Date. If not sooner paid, the entire unpaid principal balance of this Note and all interest thereon shall be paid on the Receivables Loan Maturity Date.

2.3 Place and Manner of Payment.  The principal balance of this Note and interest accrued on the principal balance of this Note shall be payable at the place and manner as provided in the Receivables Loan Agreement, or at such other place or in such other manner as Agent may designate in writing.

3. Interest Rate.  Interest on the unpaid principal balance of this Note will accrue from the date of advance under the Receivables Loan until final payment thereof in accordance with the applicable provisions  of the Receivables Loan Agreement.

4. Late Charge.  If Borrower fails to make any payment required with respect to the principal balance of or accrued interest on this Note within ten (10) days after the due date, then and in that event Borrower shall pay to Lender a late charge as provided in the Receivables Loan Agreement.

5. Security. Payment of this Note is secured, inter alia, by the Collateral.

6. Default; Acceleration.  Upon the occurrence and during the continuance of an Event of Default (subject to any applicable notices and grace periods), Lender may, at its option, declare the entire unpaid principal balance of this Note, all accrued interest thereon and all other sums due by Borrower under this Note or under the Receivables Loan Agreement to Lender to become immediately due and payable in advance of its stated maturity.  In addition, upon the occurrence of such an Event of Default (subject to any applicable notices and grace periods), Lender, through Agent, may exercise its rights and remedies set forth in the Receivables Loan Agreement and the Loan Documents, as amended by this Amendment, at law or in equity, all of which are cumulative and concurrent.

7. Prepayment. Prepayment of this Note shall be subject to the restrictions and prepayment fees set forth in the Receivables Loan Agreement.
8. Reserved.

9. Waivers.  Presentment for payment, notice of nonpayment or dishonor, protest, notice of protest, demand, notice of demand, notice of acceleration or intent to accelerate and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note (other than to the extent expressly provided for in this Note or in the Loan Agreement) are hereby irrevocably waived by Borrower.

10. Severability.  If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effect the provisions of this Note.

11. Limitation on Lender’s Waivers.  Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies under this Note unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in the writing.  A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy in connection with a subsequent event.

12. Forbearance.  Borrower agrees that Lender may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Receivables Loan Agreement or any of the Loan Documents (and Borrower hereby waives any notice of any of the foregoing solely to the extent Borrower’s agreement is not required in connection therewith), and that the Receivables Loan Agreement or any of the Loan Documents may be

amended, supplemented or modified by Lender and Borrower and that Lender may resort to any guaranty or any collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange or pledge of any other collateral or guaranty in place of, or release for such consideration, or none, as it may require, all or any portion of any collateral or any guaranty, without in any way affecting the validity of the lien over or other security interest in the remainder of any such collateral (or the priority thereof), or any rights that it may have with respect to any other guaranty.  Any action taken by Lender pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Lender, or of any event of default, or of any liability or obligation of Borrower, under the Receivables Loan Agreement or any of the Loan Documents.

13. Governing Law.  This Note shall be governed as to the validity, interpretation, construction, enforcement and in all other respects by the law of the State of Connecticut, the primary place of business of Lender, without regard to its rules and principles regarding conflicts of laws or any rule or canon of construction which interprets agreements against the draftsman.

14. Limitation of Interest to Maximum Lawful Rate.  The interest rate hereunder shall be limited to the maximum rate of interest permitted to be charged by applicable law in accordance with the provisions of the Receivables Loan Agreement.

15. Miscellaneous.  Time is of the essence in the performance by Borrower of its obligations under this Note.  This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

16. Commercial Transaction.  BORROWER ACKNOWLEDGES THAT THIS IS A “COMMERCIAL TRANSACTION” AS SUCH IS DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED.  BORROWER FURTHER ACKNOWLEDGES THAT, PURSUANT TO SUCH SECTION, IT HAS A RIGHT TO NOTICE OF AND HEARING PRIOR TO THE ISSUANCE OF ANY “PREJUDGMENT REMEDY”.  NOTWITHSTANDING THE FOREGOING, BORROWER HEREBY WAIVES ALL RIGHT TO SUCH NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER IN CONNECTION WITH ANY SUIT ON THIS NOTE OR ANY EXTENSIONS OR RENEWALS OF THE SAME.

17.No Novation.  This Note shall amend and restate in its entirety that certain Second Amended and Restated Receivables Loan Note by Borrower payable to the order of Lender dated as of March 12, 2018 in the face amount of $50,000,000 (the “Prior Note”).  Nothing contained herein shall be deemed to constitute a novation or satisfaction of the Prior Note but the terms and conditions of this Note shall supersede the terms and conditions of the Prior Note in its entirety. It is the intent of Borrower and Lender that this Note constitute an exempt renewal note in accordance with §201.09 Florida Statutes.

IN WITNESS WHEREOF, the undersigned Borrower has executed this Note effective as of the day and year first above written.

BLUEGREEN VACATIONS CORPORATION, a Florida corporation formerly known as Bluegreen Corporation

By: /s/_________________________________

Name: Raymond S. Lopez

Title: EVP, COO, CFO and Treasurer

[Signature Page to Third Amended and Restated Receivables Loan Note (Liberty)]